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             AMERICAN CENTURION LIFE ASSURANCE COMPANY
                  ACL Variable Annuity Account 1

                         POWER OF ATTORNEY

City of Albany

State of New York


Each of the undersigned, as a director and/or officer of American Centurion Life Assurance Company (ACL), sponsor of the unit investment trust consisting of the ACL Variable Annuity Account 1 in connection with the filing of registration statements on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940, hereby constitutes and appoints William A. Stoltzmann, Mary Ellyn Minenko and Eric L. Marhoun or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.


/s/ Robert C. Auriema                               Dec. 11, 1995
    Robert C. Auriema
    Director

/s/ Alan R. Dakay                                   Dec. 22, 1995
    Alan R. Dakay
    Vice Chairman and President,
    Financial Institutions Division
    Director

/s/ Clarence E. Galston                             Dec. 11, 1995
    Clarence E. Galston
    Director

/s/ Jay C. Hatlestad                                Dec. 15, 1995
    Jay C. Hatlestad
    Vice President and Controller

/s/ Robert A. Hatton                                Dec. 11, 1995
    Robert A. Hatton
    Director

/s/ William J. Heron Jr.                            Dec. 20, 1995
    William J. Heron Jr.
    Director
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/s/ Richard W. Kling                                Dec. 18, 1995
    Richard W. Kling
    Director

/s/ Ryan R. Larson                                  Dec. 11, 1995
    Ryan R. Larson
    Vice President - Product
    Development
    Director

/s/ Herbert W. Marache Jr.                          Dec. 11, 1995
    Herbert W. Marache Jr.
    Director

/s/ Kenneth W. Nelson                               Dec. 11, 1995
    Kenneth W. Nelson
    Director

                                                    Dec.   , 1995
    Doretta Rinaldi
    Vice President - Marketing
    Director

/s/ Stuart A. Sedlacek                              Dec. 11, 1995
    Stuart A. Sedlacek
    Chairman and President
    Director

/s/ Anne L. Segal                                   Dec. 11, 1995
    Anne L. Segal
    Director

/s/ Guerdon D. Smith                                Dec. 11, 1995
    Guerdon D. Smith
    Director